EXHIBIT 99.2

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                     CASE NUMBER
                                                00-27939-BKC-RBR
                                                -------------------------------
     New Commodore Cruise Lines Limited
                                                           --------------------
                                                 JUDGE     Raymond B. Ray
                                                           --------------------

               DEBTOR.                           CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                      FROM:  4/1/2001      TO:  4/30/2001
                           -----------        ------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Chad P. Pugatch
                                            -------------------------------
                                            Attorney for Debtor

                                            Attorney's Address
     Debtor's Address                       and Phone Number
     and Phone Number                       Northmark Building, Suite 101
                                            -------------------------------
     4000 Hollywood Blvd, suite 385-S       33 N.E. 2nd Street
     -----------------------------------    -------------------------------
     Hollywood, Fl 33021                    Fort Lauderdale, FL 33301
     -----------------------------------    -------------------------------
     (954) 967-2103                         (954) 462-8000
     -----------------------------------    -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING  4/1/2001                    AND ENDING  4/30/2001
                           -----------------------                -------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
                    Date of Petition:  27-Dec-00
                                       -----------

                                                                   CUMULATIVE
                                                     CURRENT       PETITION
                                                     MONTH         TO DATE
                                                     ------------  ------------

1. CASH AT BEGINNING OF PERIOD                       $ 142,651.49  $ 502,034.56
                                                     ------------  ------------
2. RECEIPTS:
      A. Cash Sales                                             -             -
                                                     ------------  ------------
            Less Cash Refunds                                   -             -
                                                     ------------  ------------
            Net Cash Sales                                      -             -
                                                     ------------  ------------
      B. Collection on Postpetition A/R                         -             -
                                                     ------------  ------------
      C. Collection on Prepetition A/R                     179.26     26,642.91
                                                     ------------  ------------
      D. Other Receipts (Attach List)                  199,532.59    588,597.30
                                                     ------------  ------------
      (If you receive rental income you must
      attach a rent roll.)

3. TOTAL RECEIPTS                                    $ 199,711.85    615,240.21
                                                     ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                      $ 342,363.34 $1,117,274.77
                                                     ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                       8,750.00      9,000.00
                                                     ------------  ------------
      B. Net Payroll                                    47,974.36    299,919.50
                                                     ------------  ------------
      C. Payroll Taxes Paid                             31,623.94    138,936.18
                                                     ------------  ------------
      D. Sales and Uses Taxes                                   -             -
                                                     ------------  ------------
      E. Other Taxes                                            -        150.00
                                                     ------------  ------------
      F. Rent                                            6,947.48     54,723.26
                                                     ------------  ------------
      G. Other Leases (Attachment 3)                     6,194.00    163,755.47
                                                     ------------  ------------
      H. Telephone                                       6,743.26     31,501.76
                                                     ------------  ------------
      I. Utilities                                         943.68        943.68
                                                     ------------  ------------
      J. Travel & Entertainment                          3,927.01     12,606.80
                                                     ------------  ------------
      K. Vehicle Expenses                                       -         13.17
                                                     ------------  ------------
      L. Office Supplies                                        -        968.57
                                                     ------------  ------------
      M. Advertising                                            -        167.00
                                                     ------------  ------------
      N. Insurance ( Attachment 7)                       1,211.00      7,010.21
                                                     ------------  ------------
      O. Purchases of Fixed Assets                              -             -
                                                     ------------  ------------
      P. Purchases of Inventory                                 -             -
                                                     ------------  ------------
      Q. Manufacturing Supplies                                 -             -
                                                     ------------  ------------
      R. Repair & Maintenance                                   -        375.00
                                                     ------------  ------------
      S. Payments to secured Creditor                           -     46,456.80
                                                     ------------  ------------
      T. Other Operating Expenses                       70,024.74    192,723.53
           (Attach List)                             ------------  ------------
6. TOTAL CASH DISBURSEMENTS                            184,339.50    959,250.93
                                                     ------------  ------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                 $ 158,023.84  $ 158,023.84
                                                     ------------  ------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 18th   day of May 2001.   /s/ Alan Pritzker
    -------                   ------------------------------

         New Commodore Cruise Limited
             Cash Receipts Detail
         For the Month of April 2001


RECEIPTS DETAIL

     5-Apr         93.87   Reimburse rental car invoice
    12-Apr     50,000.00   Universe Explorer mgmt fees 9/15/00-4/30/01
    16-Apr     17,500.00   Sold telephone equipment
    23-Apr        984.56   Payment received from Collections agency
    25-Apr     65,566.71   Capri repaid January expenses
    25-Apr     65,566,71   Crown repaid January expenses
              -----------
             $199,711.85
              ===========

                  New Commodore Cruise Line Limited
                    Debtor in Possession 00-27939
                       April 2000 Disbursements

CHECK                                   CHECK       Fin
NUMBER   NAME                           AMOUNT      Rpt   PURPOSE
       Paychecks                       47,974.36    B    Net Payroll
       Internal Revenue Service        10,527.30    C    Federal Taxes
       Internal Revenue Service        10,527.38    C    Federal Taxes
       Internal Revenue Service         1,318.43    C    FUTA Taxes
001    Department of Revenue              584.99    C    LA State income taxes
002    Florida U.C Fund                 8,323.46    C    FL unemployment taxes
003    Louisiana Department of Labor      342.38    C    LA unemployment taxes
173    U.S. TRUSTEE                     3,750.00    A    Quarterly Fee
174    U.S. TRUSTEE                       250.00    A    Quarterly Fee
175    U.S. TRUSTEE                       250.00    A    Quarterly Fee
176    U.S. TRUSTEE                       750.00    A    Quarterly Fee
177    U.S. TRUSTEE                     3,750.00    A    Quarterly Fee
139    CDR PRESIDENTIAL L.L.C.          6.947.48    F    Rent
161    IBM CORPORATION-SP4              6,194.00    G    Computer Lease
137    BELLSOUTH                        1,785.47    H    Telephone
141    NEXTEL COMMUNICATIONS            3,021.49    H    Telephone
149    NEXTEL COMMUNICATIONS               32.25    H    Telephone
151    BELLSOUTH                          400.91    H    Telephone
158    BELLSOUTH                          513.24    H    Telephone
159    COMSAT MOBILE COMM                 296.25    H    Telephone
164    LINE LINK COMMUNICATION, INC.      111.30    H    Telephone
165    RODOLFO SPINELLI                   582.38    H    Telephone
138    JOHN CASCIO                        943.68    I    CSA Utilities
142    HERTZ CORPORATION                   93.87    J    Travel Expense
146    ALAN PRITZKER                      688.33    J    Travel Expense
150    FRED MAYER                       1,926.21    J    Travel Expense
156    HERTZ CORPORATION                  186.28    J    Travel Expense
171    ALAN PRITZKER                    1,032.32    J    Travel Expense
144    LONDON & NORFOLK, LTD            1,211.00    N    Workman's Comp Ins
134    JEFFREY RABIN                    5,000.00    T    Directors Fee
135    MARK J. MAGED                    5,000.00    T    Directors Fee
136    RALPH V. DE MARTINO              5,000.00    T    Directors Fee
140    SYSTEM ONE COMPANY               1,167.34    T    Airline system
143    EDOUARD PETITSON                   156.63    T    Cobra
145    FRED MAYER                         962.60    T    Cobra
147    COX HALLETT WILKINSON            7,035.64    T    Corporate Fees
148    R.R. DONNELLEY RECEIVABLES         883.16    T    Edgar Services
152    SEE HAWK                         5,000.00    T    Management Fee
153    COMPUSERVE                         130.27    T    Internet
154    BEST OFFICE SYSTEM                 847.50    T    Warehouse Storage
155    JULIA DE LEON                      156.63    T    Cobra
157    VIVIAN GAZZOLA                     156.63    T    Cobra
160    EDOUARD PETITSON                   156.63    T    Cobra
162    IKON OFFICE SOLUTIONS/          11,474.50    T    Storage
163    ZLATKO KOSOVIC                     473.15    T    Cobra
166    ROBERT SHIM                        491.47    T    Cobra
167    STANDGUARD                          32.81    T    Water Fountain
168    SYSTEM ONE COMPANY                 139.14    T    Airline system
169    TMG MANAGEMENT INC                 625.00    T    Edgar Services
170    UPS UNITED PARCEL SVC              134.90    T    Delivery services
172    GWEN RICH                          508.33    T    Cobra
178    CORT FURNITURE                   1,195.04    T    Remove furniture
179    CAPRI CRUISES                      805.30    T    Receivable payment
180    COMMODORE HOLDING LIMITED        9,571.09    T    Cash transfer
181    FEDERAL EXPRESS CORP.               21.98    T    Delivery services
182    MCI WORLDCOM-UUNET                 689.81    T    Internet
183    PREMIUM ASSIGNMENT              11,888.38    T    Loan payment
184    UPS UNITED PARCEL SVC               96.10    T    Delivery services
       Petty Cash Expenses                139.21    T
       Service fees - Payroll account      85.50    T
                                      ----------
                                      184,339.50

                                  ATTACHMENT 1
                                  ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     4/1/2001               and ending   4/30/2001
                              --------------------              ---------------
-

ACCOUNTS RECEIVABLE AT PETITION DATE:                       302,479.72
                                                           -----------

ACCOUNTS RECEIVABLE RECONCILIATION(Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):
                                                 April
   Beginning of the Month Balance                  $   218,164.74
   PLUS: Adjustment of pre-petition receivables         87,715.58
   PLUS: Current Month New Billings                             -
   LESS: Payments received                                 179.26
   LESS: Write off uncollectible debt                       70.92
                                                   --------------
   End of Month Balance                            $   305,630.14
                                                   ==============

------------------------------------------------------------------------------
AGING:(Show the total amount for each age group of accounts incurred since filing the petition)

      0-30 Days     31-60 Days    61-90 Days    Over 90 Days    Total

------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     4/1/2001               and ending   4/30/2001
                               --------                         ---------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred          Outstanding         Vendor      Description    Amount
   --------          -----------         ------      -----------    ------

see attached detail                                               $19,298.01


-----------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $ 54,557.88
PLUS: New Indebtedness Incurred This Month            $  8,801.44
LESS: Amount Paid on Prior Accounts Payable           $ 44,061.31
                                                      -----------
Ending Month Balance                                  $ 19,298.01
                                                      ===========

-----------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                              Number              Total
                                              of Post             Amount of
Secured          Date                         Petition            Post Petition
Creditors/       Payment       Payment        Payments            Payments
Lessor           Due           Amount         Delinquent          Delinquent
------           ---           ------         ----------          ----------

                            NEW COMMODORE CRUISE LINE
                         ACCOUNTS PAYABLE - POST PETITION
                                 AS OF 04/30/01

DATE     DAYS OUT- VENDOR                                                                    INVOICE       INVOICE
INCURRED STANDING    #    VENDOR NAME                      DESCRIPTION                          #            AMT
03/01/01   60   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099        173.00
03/01/01   60   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099A       173.00
03/01/01   60   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099B       173.00
03/01/01   60   *000467   E.B. Ross, Jr., MD               Medical claims to be reimbursed   103100        175.00
03/01/01   60   *000468   St. Josephs Radiology            Medical claims to be reimbursed   100598        232.74
03/01/01   60   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   665858        620.25
03/01/01   60   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666060         63.75
03/01/01   60   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666262        714.75
03/01/01   60   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666565        117.75
03/01/01   60   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666666         63.75
03/01/01   60   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665555         19.00
03/01/01   60   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665656         19.00
03/01/01   60   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   666464         91.00
04/23/01    7   2089      Bell South                       April charges                     9661201.5     470.29
03/01/01   60   2089      Bell South                       Credit against charges            9661201CR    (100.00)
04/13/01   17   2089      Bell South                       April charges                     9672100.5   4,399.64
04/20/01   10   3069      John Cascio                      Reimburse CSA office utilities    42001       1,085.37
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   665555          5.60
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   665656          5.60
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   665858         57.89
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   666060          5.95
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   666262         66.71
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   666464         15.40
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   666565         10.99
03/01/01   60   5108      Express Bill Review              Medical claims to be reimbursed   666666          5.95
04/24/01    6   6010      Federal Express Corp             Delivery charges                  577177034      24.04
03/01/01   60   8090      Horr, Linfors & Skipp            Medical claims pymt for
                                                             Ralston Moodie                  12184       7,786.49
03/31/01   30   9043      Information Management           Service credit                    CRE00512     (125.00)
04/25/01    5   14036     MCI Worldcom                     Long Distance expense             9088363       663.26
04/16/01   14   14037     MCI Worldcom                     Long Distance expense             9671156        84.43
03/07/01   54   14052     Nextel Communications            Office cellular phone expense     30701         775.34
04/26/01    4   14052     Nextel Communications            Enchanted Isle April charges      42601         145.16
04/26/01    4   19121     Robert Shim                      Reimburse expenses                42601          32.45
04/28/01    2   21080     United Parcel Services           Delivery charges                  340947171      21.00
04/30/01    0   30171     Alan Pritzker                    April travel expenses             43001       1,225.46
                                                                        ---------
                                                                        19,298.01
03/31/01                                                                                           =========

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning         4/1/2001          and ending 4/30/2001
                              -------------------              ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                            330,343.93
                                                         ----------------

INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month           330,343.93
                                                         ----------------
             Inventory Purchased During Month
                                                         ----------------
             Inventory Used or Sold
                                                         ----------------
             Inventory On Hand at End of Month                 330,343.93
                                                         ----------------

METHOD OF COSTING INVENTORY:
                                                   ----------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              8,011,767.56
                                                         ----------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 -----------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month           7,750,400.12
                                                         ----------------
                  LESS: Depreciation Expense                    63,950.62
                                                         ----------------
                   PLUS: New Purchases                                  -
                                                         ----------------
                   LESS: Net Value of assets sold               57,230.65
                                                         ----------------
      Ending Monthly Balance                                 7,629,218.85
                                                         ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:      Sold telephone equipment
                    ----------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning        4/1/2001           and ending 4/30/2001
                                  --------                      ---------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA           BRANCH:
              -------------------------         ----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Payroll Account

ACCOUNT NUMBER:       375 400 0997
                      ---------------------------------------------------------

PURPOSE OF ACCOUNT:   Payroll Account
                      ---------------------------------------------------------

          Beginning Balance                             443.39
                                             -----------------
          Total of Deposit Made                      48,100.00
                                             -----------------
          Total Amount of Checks Written             47,974.36
                                             -----------------
          Service Charges                                85.50
                                             -----------------
          Closing Balance                               483.53
                                             -----------------


Number of First Check Written this Period                           235808
                                                                 ---------
Number of Last Check Written this Period                            235831
                                                                 ---------

Total Number of Checks Written this Period                              24
                                                                 ---------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value        Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------
                                CHECK REGISTER
                                --------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning                4/1/2001  and ending   4/30/2001
                                          --------              ---------------
NAME OF BANK:   BANK OF AMERICA                      BRANCH:
                -------------------                          ------------------

ACCOUNT NAME:   New Commodore Cruise Lines Limited Debtor-in-possession
                ---------------------------------------------------------------
                #00-27939 Payroll Account

ACCOUNT NUMBER:      375 400 0997
                     ----------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll Account
                     ----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date           Check Number                     Payee       Purpose      Amount
----           ------------                     -----       -------      ------
4/13 & 4/27   235808-235831 see attached list  employees   Paychecks  47,974.36

                                                                Total 47,974.36

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------

Reporting Period beginning 4/1/01                     and ending  4/30/01
                           --------------------------            --------------

NAME OF BANK: BANK OF AMERICA                        BRANCH:
              --------------------------------------         ------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-In-Possession
              -----------------------------------------------------------------
              #00-27939 Payroll Account

ACCOUNT NUMBER:            375 400 0997
                ---------------------------------------------------------------

PURPOSE OF ACCOUNT:        Payroll Account
                    -----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc

          Check
 Date     Number     Payee                   Purpose                    Amount
 ----     -------    -----                   -------                   --------
04/13/01  30235808   Mayer, Fred             3/31/01-4/13/01 Payroll   2,884.12
04/13/01  03235809   Pritzker, Alan          3/31/01-4/13/01 Payroll   4,975.94
04/13/01  30235810   Spinelli, Rodolfo       3/31/01-4/13/01 Payroll   3,145.25
04/13/01  30235811   Deleon, Julia           3/31/01-4/13/01 Payroll     609.60
04/13/01  30235812   Gazzola, Vivian         3/31/01-4/13/01 Payroll     847.84
04/13/01  30235813   Gilleland-Rich Gwendolyn3/31/01-4/13/01 Payroll   1,889.15
04/13/01  30235814   Gimenez, Severine       3/31/01-4/13/01 Payroll   1,056.27
04/13/01  30235815   Lewing, Maria           3/31/01-4/13/01 Payroll   2,876.74
04/13/01  30235816   Shim, Robert            3/31/01-4/13/01 Payroll   1,392.70
04/13/01  30235817   Alex, Mary              3/31/01-4/13/01 Payroll     953.78
04/13/01  30235818   Petitson, Eduard        3/31/01-4/13/01 Payroll   1,224.62
04/13/01  30235819   Zaltko, Kosovic         3/31/01-4/13/01 Payroll   2,131.19
04/27/01  30235820   Mayer, Fred             4/14/01-4/27/01 Payroll   2,884.11
04/27/01  30235821   Pritzker, Alan          4/14/01-4/27/01 Payroll   4,975.95
04/27/01  30235822   Spinelli, Rodolfo       4/14/01-4/27/01 Payroll   3,145.26
04/27/01  30235823   Deleon, Julia           4/14/01-4/27/01 Payroll     609.60
04/27/01  30235824   Gazzola, Vivian         4/14/01-4/27/01 Payroll     847.84
04/27/01  30235825   Gilleland-Rich Gwendolyn4/14/01-4/27/01 Payroll   1,889.14
04/27/01  30235826   Gimenez, Severine       4/14/01-4/27/01 Payroll   1,056.27
04/27/01  30235827   Lewing, Maria           4/14/01-4/27/01 Payroll   2,876.73
04/27/01  30235828   Shim, Robert            4/14/01-4/27/01 Payroll   1,392.69
04/27/01  30235829   Alex, Mary              4/14/01-4/27/01 Payroll     953.77
04/27/01  30235830   Petitson, Eduard        4/14/01-4/27/01 Payroll   1,224.62
04/27/01  30235831   Zaltko, Kosovic         4/14/01-4/27/01 Payroll   2,131.18

                                                      Total           47,974.36

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited

Reporting Period beginning        4/1/2001       and ending     04/30/01
                           ---------------                  -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
              ------------------------------------            -----------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:           375 400 1006
                          -----------------------------------------------------
PURPOSE OF ACCOUNT:       Tax Account
                          -----------------------------------------------------

    Beginning Balance                                   10,697.90
                                            ---------------------
    Total of Deposit Made                               21,300.00
                                            ---------------------
    Total Amount of Wires                               22,373.11
                                            ---------------------
    Total Amount of Checks Written                       9,250.83
                                            ---------------------
    Service Charges                                             -
                                            ---------------------
    Closing Balance                                        373.96
                                            ---------------------

Number of First Check Written this Period                          001
                                                                   ----------
Number of Last Check Written this Period                           003
                                                                   ----------
Total Number of Checks Written this Period                                  3
                                                                   ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable     Face Value          Purchase Price      Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                  -------------------
                Limited
                -------
Reporting Period beginning        4/1/2001      and ending    4/30/2001
                           ---------------                  -------------------

NAME OF BANK: BANK OF AMERICA                  BRANCH:
              ----------------------------                  -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Tax Account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

   Date    Check Number              Payee             Purpose        Amount
   ----    ------------              -----             -------        ------
04/16/01   Fed Ref: 002180  Internal Revenue Services  Federal Taxes  10,527.30
04/27/01   Fed Ref: 015002  Internal Revenue Services  Federal Taxes  10,527.38
04/19/01   Fed Ref: 005073  Internal Revenue Service   FUTA Taxes      1,318.43
                                                                      ---------
                                                                      22,373.11

04/30/01               001   Department of Revenue     Louisiana state
                                                        income taxes     584.99
04/30/01               002   Florida U.C. Fund       Florida un-
                                                      employment taxes 8,323.46
04/30/01               003   Louisiana Department
                              of Labor               Louisiana un-
                                                       employment taxes  342.38
                                                                       --------
                                                                       9,250.83

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited
                -------
Reporting Period beginning        4/1/2001        and ending   4/30/2001
                          ----------------                   ------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                   BRANCH:
             -----------------------------              -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account
ACCOUNT NUMBER:           375 400 0984
                          -----------------------------------------------------

PURPOSE OF ACCOUNT:       Operating account
                          -----------------------------------------------------

     Beginning Balance                             130,896.72
                                                 --------------
     Total of Deposit Made                         199,711.85
                                                 --------------
     Total Amount of Checks Written                173,916.49  Incl wires
                                                 --------------
     Service Charges
                                                 --------------
     Closing Balance                               156,692.08
                                                 --------------

Number of First Check Written this Period                        134
                                                            ----------
Number of Last Check Written this Period                         184
                                                            ----------

Total Number of Checks Written this Period                         49
                                                            ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable        Face Value        Purchase Price     Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------


                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines   Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning        4/1/2001     and ending 4/30/2001
                           ---------------                ---------------------

NAME OF BANK: BANK OF AMERICA              BRANCH:
              --------------------------                -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account

ACCOUNT NUMBER:            375 400 0984
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Operating account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee                Purpose         Amount
-----       ------------           -----                -------         ------

                                Check Register See Attached          104,516.49
4/12/2001       Wire       Transfer to Payroll Account                24,000.00
4/12/2001       Wire       Transfer to Tax Account                    10,600.00
4/26/2001       Wire       Transfer to Payroll Account                24,100.00
4/26/2001       Wire       Transfer to Tax Account                    10,700.00

                           Total Disbursements                       173,916.49

New Commodore Cruise Line Limited
Debtor In Possession 00-27939
Operating Account Check Register

 CHECK    CHECK                                              CHECK
 NUMBER   DATE        NAME                                   AMOUNT

   134    4/03/2001   JEFFREY RABIN                            5,000.00
   135    4/03/2001   MARK J. MAGED                            5,000.00
   136    4/03/2001   RALPH V. DE MARTINO                      5,000.00
   137    4/03/2001   BELLSOUTH                                1,785.47
   138    4/03/2001   JOHN CASCIO                                943.68
   139    4/03/2001   CDR PRESIDENTIAL L.L.C.                  6,947.48
   140    4/03/2001   SYSTEM ONE COMPANY                       1,167.34
   141    4/04/2001   NEXTEL COMMUNICATIONS                    3,021.49
   142    4/05/2001   HERTZ CORPORATION                           93.87
   143    4/05/2001   EDOUARD PETITSON                           156.63
   144    4/05/2001   LONDON & NORFOLD, LTD                    1,211.00
   145    4/05/2001   FRED MAYER                                 962.60
   146    4/05/2001   ALAN PRITZKER                              688.33
   147    4/11/2001   COX HALLETT WILKINSON                    7,035.64
   148    4/11/2001   R.R.DONNELLEY RECEIVABLES                  883.16
   149    4/11/2001   NEXTEL COMMUNICATIONS                       32.25
   150    4/11/2001   FRED MAYER                               1,926.21
   151    4/12/2001   BELLSOUTH                                  400.91
   152    4/12/2001   SEA HAWK                                 5,000.00
   153    4/23/2001   COMPUSERVE                                 130.27
   154    4/23/2001   BEST OFFICE SYSTEM                         847.50
   155    4/23/2001   JULIA DE LEON                              156.63
   156    4/23/2001   HERTZ CORPORATION                          186.28
   157    4/23/2001   VIVIAN GAZZOLA                             156.63
   158    4/23/2001   BELLSOUTH                                  513.24
   159    4/23/2001   COMSAT MOBILE COMM                         296.25
   160    4/23/2001   EDOUARD PETITSON                           156.63
   161    4/23/2001   IBM CORPORATION-SP4                      6,194.00
   162    4/23/2001   IKON OFFICE SOLUTIONS/                  11,474.50
   163    4/23/2001   ZLATKO KOSOVIC                             473.15
   164    4/23/2001   LINE LINK COMMUNICATION, INC.              111.30
   165    4/23/2001   RODOLFO SPINELLI                           582.38
   166    4/23/2001   ROBERT SHIM                                491.47
   167    4/23/2001   STANDGUARD                                  32.81
   168    4/23/2001   SYSTEM ONE COMPANY                         139.14
   169    4/23/2001   TMG MANAGEMENT INC                         625.00
   170    4/23/2001   UPS UNITED PARCEL SVC                      134.90
   171    4/23/2001   ALAN PRITZKER                            1,032.32
   172    4/23/2001   GWEN RICH                                  508.33
   173    4/23/2001   U.S. TRUSTEE                             3,750.00
   174    4/23/2001   U.S. TRUSTEE                               250.00
   175    4/23/2001   U.S. TRUSTEE                               250.00
   176    4/23/2001   U.S. TRUSTEE                               750.00
   177    4/23/2001   U.S. TRUSTEE                             3,750.00
   178    4/30/2001   CORT FURNITURE                           1,195.04
   179    4/30/2001   CAPRI CRUISES                              805.30
   180    4/30/2001   COMMODORE HOLDING LIMITED                9,571.09
   181    4/30/2001   FEDERAL EXPRESS CORP.                       21.98
   182    4/30/2001   MCI WORLDCOM-UUNET                         698.81
   183    4/30/2001   PREMIUM ASSIGNMENT                      11,888.38
   184    4/30/2001   UPS UNITED PARCEL SVC                       96.10
                                                           ------------
                                  Total Check Register       104,516.49
                                                           ============

                                 ATTACHMENT 4
                                 ------------

         MONTHLY BANK ACCOUNT RECONCILIATION (Office Petty Cash Fund)
         ------------------------------------------------------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                 --------------------
                Limited
                -------
Reporting Period beginning        4/1/2001      and ending 4/30/2001
                           ---------------                ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.


NAME OF BANK:   N/A                            BRANCH:
                ---------------------------             -----------------------
ACCOUNT NAME:   N/A
                ---------------------------------------------------------------

ACCOUNT NUMBER:            N/A
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Minor Office Expense Outlays
                           ----------------------------------------------------

          Beginning Balance                          613.48
                                                 ----------
          Total of Deposit Made                         -
                                                 ----------
          Total Amount Disbursed                     139.21
                                                 ----------
          Service Charges                               -
                                                 ----------
          Closing Balance                            474.27
                                                 ----------

Number of First Check Written this Period                         N/A
                                                                  -----------
Number of Last Check Written this Period                          N/A
                                                                  -----------
Total Number of Checks Written this Period                                  0
                                                                  -----------



DISBURSEMENT DETAIL


-------------------------------------------------------------------------------
WALGREENS                                  Coffee Supplies        $   22.00
POSTMASTER                                 Postage                $   50.00
POSTMASTER                                 Certified Mail         $   14.96
POSTMASTER                                 Certified Mail         $    3.95
POSTMASTER                                 Certified/Express Mail $   37.96
POSTMASTER                                 Certified Mail         $   10.34
                                                                 -----------
Total Disbursements                                               $  139.21
                                                                 ===========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning       4/1/2001      and ending   4/30/2001
                          ---------------                ---------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

     Date          Bank            Description                Amount
     ----          ----            ------------               ------

 04/16/01                       FICA & Fed Witholding Taxes     10,527.30
 04/27/01                       FICA & Fed Witholding Taxes     10,527.38
 04/30/01   IRS                 Federal Unemployment Tax         1,318.43
 04/30/01   State of Florida    Florida State Unemployment Tax   8,323.46
 04/30/01   State of Louisiana  Louisiana State Income Tax         584.99
 04/30/01   State of Louisiana  Louisiana State Unemployment Tax   342.38

                                                                31,623.94

-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation.  Date last tax return filed 30-Apr-01  Period   1st Quarter 2001
                                         ----------           -----------------

Name of             Date
Taxing              Payment
Authority           Due                  Description                 Amount
---------           -------              -----------                 ------

IRS                 June 30 2001   Federal Unemployment Tax             30.66
State of Florida    June 30 2001   Florida State Unemployment Tax      206.98

                                                                   -----------
Total Taxes Due                                                        237.64
                                                                   ===========

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                ----------------------------              -------------------

Reporting Period beginning          4/1/01    and ending            4/30/01
                                ------------              -------------------
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                Amount Paid
--------------------------------------------------------------------------
Frederick A. Mayer            Chief Executive Officer        $    5,768.23
Alan Pritzker                 Chief Financial Officer        $    9,951.89
Rodolfo Spinelli              Sr. Vice Pres. - Technical Ops $    6,290.51

-------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                  Full Time      Part Time
Number of employees at beginning of period               11              1
                                                 -----------    -----------
Number hired during the period
                                                 -----------    -----------
Number transferred from part time to full time            1             -1
                                                 -----------    -----------
Number terminated or resigned during period
                                                 -----------    -----------
Number of employees on payroll at end of period          12              0
                                                 -----------    -----------

-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


          Agent &                                                    Date
          Phone                         Coverage        Expiration   Premium
Carrier   Number       Policy No        Type            Date         Due
-------   -------      ---------        --------        ----------   -------

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------














We anticipate filing a Plan of Reorganization and Disclosure Statement on or Before June 22, 2001.
      -------------------